UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2012

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)

ExxonMobil held its Annual Meeting of Shareholders on May 30, 2012, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote.  Percentages are based on the total votes cast.  Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's eleven director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes
Michael J. Boskin	2,955,640,242	98.0	61,132,673	862,297,259
Peter Brabeck-Letmathe	2,946,690,339	97.7	70,089,059	862,297,259
Larry R. Faulkner	2,974,400,641	98.6	42,379,383	862,297,259
Jay S. Fishman	2,918,316,865	96.7	98,463,159	862,297,259
Henrietta H. Fore	2,977,724,144	98.7	39,055,880	862,297,259
Kenneth C. Frazier	2,977,332,596	98.7	39,447,428	862,297,259
William W. George	2,915,879,705	96.7	100,903,982	862,297,259
Samuel J. Palmisano	2,920,942,576	96.8	95,841,239	862,297,259
Steven S Reinemund	2,947,254,088	97.7	69,534,155	862,297,259
Rex W. Tillerson	2,888,622,472	95.8	128,161,215	862,297,259
Edward E. Whitacre, Jr.	2,912,954,169	96.6	103,829,018	862,297,259

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,808,948,908	98.6%
Votes Cast Against:	52,584,856	1.4%
Abstentions:	18,536,337
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	2,306,795,892	77.8%
Votes Cast Against:	660,011,212	22.2%
Abstentions:	50,975,803
Broker Non-Votes:	862,297,259

The shareholders voted as set forth below on six shareholder proposals:

Independent Chairman:

Votes Cast For:	1,049,384,026	35.1%
Votes Cast Against:	1,936,070,453	64.9%
Abstentions:	32,289,990
Broker Non-Votes:	862,297,259

Majority Vote for Directors:

Votes Cast For:	1,291,381,119	43.3%
Votes Cast Against:	1,688,907,506	56.7%
Abstentions:	37,451,548
Broker Non-Votes:	862,297,259

Report on Political Contributions:

Votes Cast For:	677,477,597	23.6%
Votes Cast Against:	2,198,393,683	76.4%
Abstentions:	141,871,942
Broker Non-Votes:	862,297,259

Amendment of EEO Policy:

Votes Cast For:	565,733,689	20.6%
Votes Cast Against:	2,184,491,588	79.4%
Abstentions:	267,534,923
Broker Non-Votes:	862,297,259

Report on Natural Gas Production:

Votes Cast For:	806,016,033	29.6%
Votes Cast Against:	1,918,152,612	70.4%
Abstentions:	293,585,673
Broker Non-Votes:	862,297,259

Greenhouse Gas Emissions Goals:

Votes Cast For:	737,052,910	27.1%
Votes Cast Against:	1,983,230,385	72.9%
Abstentions:	297,476,303
Broker Non-Votes:	862,297,259

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 1, 2012

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer